GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS

9.	GOODWILL AND OTHER INTANGIBLE ASSETS

Changes in the carrying amount of goodwill allocated to its reporting units for the year ended December 31, 2025, and 2024 are as follows:

	Soft	Durum	Couscous
	Wheat	Wheat	and Pasta	Total
	(in thousands)
Balance at December 31, 2023	$33,151	$2,411	$8,449	$44,011
Foreign currency exchange adjustments	(890)	(52)	(183)	(1,125)
Balance at December 31, 2024	$32,261	$2,359	$8,266	$42,886
Impairment	-	(1,020)	-	(1,020)
Foreign currency exchange adjustments	3,574	229	890	4,693
Balance at December 31, 2025	$35,835	$1,568	$9,156	$46,559

The Company performed its annual goodwill impairment assessment as of December 31, 2024, which did not result in the recognition of any impairment losses. During the six months ended June 30, 2025, the Company identified triggering events related to the Durum reporting unit, primarily due to delays in achieving the forecasted projections supporting the reporting unit’s original business plan. As a result, the Company performed a quantitative goodwill impairment assessment using an income approach (discounted cash flow) and recognized a goodwill impairment charge of approximately $1,020.

As of December 31, 2025, the Company elected to bypass the optional qualitative goodwill impairment assessment and proceeded directly to a quantitative goodwill impairment test for all reporting units. The Company then performed a quantitative assessment utilizing a combination of income and market approaches to estimate the fair value of its reporting units. The analysis incorporated updated forecasts of future operating performance, including revenue growth assumptions, as well as market-based valuation inputs derived from comparable companies. The Company also considered a subsequent sales transaction entered into after year-end, which remained subject to final closing conditions as of the report date, as an indicator of fair value under the market approach. Additionally, as of December 31, 2025, the Company determined that the carrying values of its Durum Wheat reporting unit was negative. Based on the analysis performed, no additional goodwill impairment was recognized.

Changes in the carrying amount of intangible assets for the year ended December 31, 2025, and 2024 are as follows:

	Trade	Customer	Other	Intangible
	names	relationships	intangibles	Assets
	(in thousands)
Balance at December 31, 2023	$967	$1,775	$1,906	$4,648
Acquisitions	-	-	283	283
Amortization	-	(93)	(259)	(352)
Foreign currency exchange adjustments	(47)	(89)	(39)	(175)
Balance at December 31, 2024	$920	$1,593	$1,891	$4,404
Acquisitions	-	-	449	449
Amortization	-	(97)	(367)	(464)
Transfer	-	-	244	244
Foreign currency exchange adjustments	114	197	213	524
Balance at December 31, 2025	$1,034	$1,693	$2,430	$5,157

As of December 31, 2025, the weighted-average remaining amortization period for intangibles other than goodwill is 7.1 years and future intangible amortization is expected to total the following:

(in thousands)
2026	$818
2027	818
2028	818
2029	694
2030	571
Thereafter	404
Total amortization	$4,123

FORAFRIC GLOBAL PLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Continued)